UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 1, 2008 (June 30, 2008)
Bentley Pharmaceuticals, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10581	59-1513162
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

Bentley Park
2 Holland Way
Exeter, New Hampshire		03833
(Address of principal		(Zip Code)
executive office)
Registrant’s telephone number, including area code (603) 658-6100
No change since last report

(Former name or former address
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Unaudited Pro Forma Condensed Consolidated Financial Information
EX-99.2 Press Release, dated July 1, 2008

Item 2.01	Completion of Acquisition or Disposition of Assets.
     Effective at 11:59 p.m. on June 30, 2008, Bentley Pharmaceuticals, Inc. (the “Company”) completed the spin-off of CPEX Pharmaceuticals, Inc. (“CPEX”), its wholly owned subsidiary containing all of the assets and liabilities of the Company’s drug delivery business. The Company effected the spin-off of CPEX by distributing a pro-rata dividend, to its stockholders, of one share of CPEX common stock for every ten shares of the Company’s common stock outstanding at the close of business on June 20, 2008, or approximately 2.3 million shares of CPEX common stock in the aggregate. Fractional shares of CPEX common stock were not included in the distribution. Instead, American Stock Transfer & Trust Company will aggregate fractional shares into whole shares, sell the whole shares in the open market and distribute the aggregate net cash proceeds of the sales pro rata to each holder who otherwise would have been entitled to receive a fractional share in the distribution. The distribution of CPEX common stock is taxable under U.S. federal income tax regulations to stockholders of the Company.
     The unaudited pro forma financial statements of the Company and related notes thereto, derived from the historical financial statements of the Company and adjusted to give effect to the distribution of CPEX common stock to the Company’s stockholders, are attached to this Current Report on Form 8-K as Exhibit 99.1.
     On July 1, 2008 the Company issued a press release announcing that at 11:59 p.m. on June 30, 2008 the Company completed the distribution to its stockholders of all of the shares of CPEX common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information
     The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.
(d) Exhibits

99.1	Bentley Pharmaceuticals, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press release, dated July 1, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTLEY PHARMACEUTICALS, INC.
By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and Chief Financial Officer

Date: July 1, 2008

BENTLEY PHARMACEUTICALS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated July 1, 2008
EXHIBIT INDEX

Exhibit No.	Description

99.1	Bentley Pharmaceuticals, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press Release, dated July 1, 2008.